Provisions	12 Months Ended
Dec. 31, 2017
Provisions [abstract]
Provisions
Note 14 - Provisions

Composition

	Dismantling and restoring		Other contractual
	sites	Litigations	obligations	Total
	NIS millions	NIS millions	NIS millions	NIS millions
Balance as at January 1, 2016	20	54	56	130
Provisions made during the year	14	27	1	42
Provisions reversed during the year	(4)	(21)	(9)	(34)
Balance as at January 1, 2017	30	60	48	138
Provisions made during the year	2	14	11	27
Provisions reversed during the year	(11)	(25)	(17)	(53)
Balance as at December 31, 2017	21	49	42	112

Non-current	21	-	-	21
Current	-	49	42	91
	21	49	42	112

Dismantling and restoring sites

The Group is required to incur certain costs in respect of a liability to dismantle and remove assets and to restore sites on which the assets were located. These dismantling costs are calculated on the basis of the identified costs for the current financial year, extrapolated for future years using the best estimate of future trends in prices, inflation, etc., and are discounted at a risk-free rate. Forecast of estimated site departures or asset returns is revised in light of future changes in regulations or technological requirements.

Litigations

The Group is involved in a number of legal and other disputes with third parties. The Group's management, after taking legal advice, has established provisions which take into account the facts of each case. The timing of cash outflows associated with legal claims cannot be reasonably determined. For detailed information regarding legal proceedings against the Group, refer to Note 31.

Other contractual obligations

Provisions for other contractual obligations and exposures include various obligations that are derived either from a constructive obligation or legislation for which there is a high uncertainty regarding the timing and amount of future expenditure required for settlement.